UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 3, 2026

Benchmark 2026-V21 Mortgage Trust

(Central Index Key Number 0002109998)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Bank of Montreal

(Central Index Key Number 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-03	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (?230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (?240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 3, 2026, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $1,010,463,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), BMO Capital Markets Corp. (“BMO Capital Markets”), Barclays Capital Inc. (“Barclays Capital”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., DBSI, CGMI, BMO Capital Markets, Barclays Capital and Academy, in such capacities, the “Underwriters”) on or about March 26, 2026 (the “Closing Date”), pursuant to an underwriting agreement, dated as of March 3, 2026 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On March 3, 2026, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $128,087,797, to GS&Co., DBSI, CGMI, BMO Capital Markets, Barclays Capital, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of March 3, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause (i) the issuance of the Benchmark 2026-V21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-V21 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of March 1, 2026 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class X-J, Class X-K, Class D, Class F, Class G, Class J, Class K and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class RR Certificates.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated March 4, 2026 and filed with the Securities and Exchange Commission on March 5, 2026 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
CityCenter (Aria & Vdara)	4.7	4.2
400 Arcola Road	4.8	NAP
City Foundry STL	4.9	NAP
HKB Portfolio	4.10	NAP
Seneca One	4.11	NAP
Haven Leased Fee Portfolio	4.12	4.3
Crossroads I, II & IV	4.13	NAP
Torrey Heights	4.14	4.4
535 & 545 5th Avenue	4.15	4.5
Del Rey Campus	4.16	(1)
Marriott Monterey	4.17	4.6(2)
Project Broadview	4.18	4.5
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The Depositor will file the applicable Non-Serviced PSA upon availability.

KeyBank National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) as a subservicer with respect to thirteen (13) Mortgage Loans, representing approximately 32.3% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of March 1, 2026 and attached hereto as Exhibit 4.19, by and between KeyBank National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicer—Summary of the Primary Servicing Agreement”.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2026-V21 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 41 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 68 commercial, multifamily and/or manufactured housing properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of March 26, 2026 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of March 26, 2026 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of March 26, 2026 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iv) Bank of Montreal (“BMO”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of March 26, 2026 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO and (v) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of March 26, 2026 (the “BCREI Mortgage Loan Purchase Agreement” and together with the GSMC Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the CREFI

Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BCREI. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the sale of the RR Interest by the Depositor to GSMC, pursuant to the GSMC Mortgage Loan Purchase Agreement, and (iv) the sale of the Class RR Certificates by the Depositor to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class RR Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-286173) was originally declared effective on August 5, 2025. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of March 4, 2026.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of March 3, 2026, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2026, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of December 30, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer, Trimont LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and Computershare Trust Company, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of January 27, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of February 1, 2026, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of March 1, 2026, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.7	Co-Lender Agreement, dated as of December 9, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note-A-8 Holder, Initial Note A-9 Holder, Initial Note B-1 Holder and Initial Agent, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Initial Note A-10 Holder, Initial Note A-11 Holder, Initial Note A-12 Holder, Initial Note A-13 Holder, Initial Note A-14 Holder and Initial Note B-2 Holder, German American Capital Corporation, as Initial Note A-3 Holder, Initial Note A-15 Holder, Initial Note A-16 Holder, Initial Note A-17 Holder, Initial Note A-18 Holder, Initial Note A-19 Holder and Initial Note B-3 Holder and Goldman Sachs Bank USA, as Initial Note A-4 Holder, Initial Note A-20 Holder, Initial Note A-21 Holder, Initial Note A-22 Holder, Initial Note A-23 Holder, Initial Note A-24 Holder and Initial Note B-4 Holder relating to the CityCenter (Aria & Vdara) Whole Loan.
Exhibit 4.8	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder and Goldman Sachs Bank USA, as Initial Note A-5 Holder, relating to the 400 Arcola Road Whole Loan.
Exhibit 4.9	Co-Lender Agreement, dated as of March 5, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the CityFoundry STL Whole Loan.
Exhibit 4.10	Agreement Between Note Holders, dated as of February 17, 2026, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, relating to the HKB Portfolio Whole Loan.
Exhibit 4.11	Agreement Between Noteholders, dated as of February 18, 2026, by and among Bank of Montreal, as Initial Note A-1 Holder and Initial Note A-2 Holder and DF VIII REIT Holdings, LLC, as Initial Note B Holder, relating to the Seneca One Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder and Note A-1-5 Holder and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder and Initial Note A-2-3 Holder, relating to the Haven Leased Fee Whole Loan.
Exhibit 4.13	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Crossroads I, II & IV Whole Loan.
Exhibit 4.14	Co-Lender Agreement, dated as of January 9, 2026, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder and Initial Note B-3 Holder and German American Capital Corporation, as Initial Note A-2 Holder, Initial Note A-6 Holder and Initial Note B-2 Holder, relating to the Torrey Heights Whole Loan.

Exhibit 4.15	Co-Lender Agreement, dated as of January 9, 2026, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder, relating to the 535 & 545 5th Avenue Whole Loan.
Exhibit 4.16	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Del Rey Campus Whole Loan.
Exhibit 4.17	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Marriott Monterey Whole Loan.
Exhibit 4.18	Agreement Between Noteholders, dated as of January 29, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder and Goldman Sachs Bank USA, as Initial Note A-4 Holder, relating to the Project Broadview Whole Loan.
Exhibit 4.19	Primary Servicing Agreement, dated as of March 1, 2026, by and between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated March 4, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, among Barclays Capital Real Estate Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2026	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of March 3, 2026, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2026, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of December 30, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer, Trimont LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and Computershare Trust Company, National Association, as trustee.	(E)
4.3	Pooling and Servicing Agreement, dated as of March 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.4	Trust and Servicing Agreement, dated as of January 27, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as servicer and as special servicer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.	(E)
4.5	Pooling and Servicing Agreement, dated as of February 1, 2026, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.6	Pooling and Servicing Agreement, dated as of March 1, 2026, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.7	Co-Lender Agreement, dated as of December 9, 2025, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note-A-8 Holder, Initial Note A-9 Holder, Initial Note B-1 Holder and Initial Agent, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Initial Note A-10 Holder, Initial Note A-11 Holder, Initial Note A-12 Holder, Initial Note A-13 Holder, Initial Note A-14 Holder and Initial Note B-2 Holder, German American Capital Corporation, as Initial Note A-3 Holder, Initial Note A-15 Holder, Initial Note A-16 Holder, Initial Note A-17 Holder, Initial Note A-18 Holder, Initial Note A-19 Holder and Initial Note B-3 Holder and Goldman Sachs Bank USA, as Initial Note A-4 Holder, Initial Note A-20 Holder, Initial Note A-21 Holder, Initial Note A-22 Holder, Initial Note A-23 Holder, Initial Note A-24 Holder and Initial Note B-4 Holder relating to the CityCenter (Aria & Vdara) Whole Loan.	(E)
4.8	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder and Goldman Sachs Bank USA, as Initial Note A-5 Holder, relating to the 400 Arcola Road Whole Loan.	(E)
4.9	Co-Lender Agreement, dated as of March 5, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the CityFoundry STL Whole Loan.	(E)

4.10	Agreement Between Note Holders, dated as of February 17, 2026, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder, relating to the HKB Portfolio Whole Loan.	(E)
4.11	Agreement Between Noteholders, dated as of February 18, 2026, by and among Bank of Montreal, as Initial Note A-1 Holder and Initial Note A-2 Holder and DF VIII REIT Holdings, LLC, as Initial Note B Holder, relating to the Seneca One Whole Loan.	(E)
4.12	Co-Lender Agreement, dated as of February 12, 2026, by and among Goldman Sachs Bank USA, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder and Note A-1-5 Holder and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder and Initial Note A-2-3 Holder, relating to the Haven Leased Fee Whole Loan.	(E)
4.13	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Crossroads I, II & IV Whole Loan.	(E)
4.14	Co-Lender Agreement, dated as of January 9, 2026, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder and Initial Note B-3 Holder and German American Capital Corporation, as Initial Note A-2 Holder, Initial Note A-6 Holder and Initial Note B-2 Holder, relating to the Torrey Heights Whole Loan.	(E)
4.15	Co-Lender Agreement, dated as of January 9, 2026, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder, relating to the 535 & 545 5th Avenue Whole Loan.	(E)
4.16	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Del Rey Campus Whole Loan.	(E)

4.17	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Goldman Sachs Bank USA, as Initial Note A-2 Holder, relating to the Marriott Monterey Whole Loan.	(E)
4.18	Agreement Between Noteholders, dated as of January 29, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder and Goldman Sachs Bank USA, as Initial Note A-4 Holder, relating to the Project Broadview Whole Loan.	(E)
4.19	Primary Servicing Agreement, dated as of March 1, 2026, by and between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated March 4, 2026.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of March 26, 2026, among Barclays Capital Real Estate Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)